UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 4, 2026

M2I GLOBAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-229748	37-1904036
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

Doug Cole

M2i Global, Inc.

885 Tahoe Blvd.

Incline Village, NV 89451

(775) 909-6000

(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant’s Principal Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On June 4, 2026, M2i Global, Inc. (the “Company”) received a written notice (the “Termination Notice”) from Volato Group, Inc. (“Volato”) purporting to terminate that certain Agreement and Plan of Merger Reorganization, dated as of July 28, 2025, by and among the Company, Volato and other parties named therein (the “Merger Agreement”).

The Termination Notice alleges that termination is effective as of June 4, 2026, and asserts certain purported grounds for termination, pursuant to Section 10.1 of the Merger Agreement. The Company disputes the asserted grounds for termination and does not concede that any basis exists under the terms of the Merger Agreement or applicable law to permit such termination.

The Company believes it has complied in all material respects with its obligations under the Merger Agreement. The Company has notified Volato that it rejects the purported termination and considers the Termination Notice to be without merit and ineffective.

The Company expressly reserves all of its rights and remedies under the Agreement and applicable law. The Company intends to vigorously enforce its contractual rights and pursue all available remedies, including, without limitation, seeking damages and/or equitable relief as appropriate.

The Company is evaluating the impact of the Termination Notice on its business, operations, and financial condition. At this time, the Company cannot predict the ultimate outcome of this matter.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, among other things, statements regarding the Company’s intentions, beliefs, expectations, and potential legal actions. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied. The Company undertakes no obligation to update any forward-looking statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M2i Global, Inc.

Date: June 10, 2026	By:	/s/ Alberto Rosende
	Name:	Alberto Rosende
	Title:	Chief Executive Officer